Exhibit 99.1

Exhibit 99.1

Morgan Keegan

2008 Equity Conference

September 4, 2008

Regions

Regions FORWARD LOOKING STATEMENTS

The information contained in this presentation may include forward-looking statements which reflect Regions’ current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (“the Act”) provides a safe harbor for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, unless the context implies otherwise, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results, or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

Regions’ ability to achieve the earnings expectations related to businesses that have been acquired, including its merger with AmSouth Bancorporation, or that may be acquired in the future.

Regions’ ability to expand into new markets and to maintain profit margins in the face of competitive pressures.

Regions’ ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions’ business

Regions’ ability to keep pace with technological changes.

Regions’ ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions’ customers and potential customers.

Regions’ ability to effectively manage interest rate risk, market risk, credit risk, operational risk, legal risk, liquidity risk, and regulatory and compliance risk.

Regions’ ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions’ business.

The current stresses in the financial and residential real estate markets, including possible continued deterioration in residential property values

The cost and other effects of material contingencies, including litigation contingencies.

The effects of increased competition from both banks and non-banks.

Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins.

Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular.

Possible changes in the creditworthiness of customers and the possible impairment of collectibility of loans.

The effects of geopolitical instability and risks such as terrorist attacks.

Possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on business.

Possible changes in consumer and business spending and saving habits could affect Regions’ ability to increase assets and to attract deposits.

The effects of weather and natural disasters such as droughts and hurricanes.

The words “believe,” “expect,” “anticipate,” “project,” and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Regions assumes no obligation to update or revise any forward-looking statements that are made from time to time.

Regions

Company Profile

Financial Performance Credit Quality

Capital

Strategic Initiatives

Regions

Regions is Among the Largest U.S. Banks

Market Capitalization $7.5 billion

Assets $144 billion

Loans, net of unearned income $98 billion

Deposits $90 billion

Branches 1,936

ATMs 2,410

NOTE: As of June 30, 2008.

REGIONS

Franchise Footprint


IA
IL
IN
MO
KY
VA
TN
NC
AR
SC
MS
AL
GA
TX
LA
FL
Regions Branches
Morgan Keegan Offices
Regions Insurance Group

State	Dep. ($B)	Mkt. Share	Rank
AL	$18.2	25%	#1
FL	17.7	5	#4
TN	16.7	16	#2
LA	7.6	10	#3
MS	6.2	15	#1
GA	5.5	3	#6
AR	4.3	9	#2
TX	3.0	1	#18
IL	2.4	1	#24
MO	2.3	2	#8
IN	2.0	2	#9
Other	2.4	—	—

Source: SNL DataSource and Regions as of June 30, 2007.

Regions

Weighted Average Market Share

Weighted Average

Name Market Share (0)

BB&T 21.8%

Wells Fargo 19.1

Regions 18.5 Regions compares favorably in terms of local market share relative to other top 10 banking franchises

Wachovia 18.3

Fifth Third 17.2

U.S. Bancorp 16.6

Bank of America 16.4

JP Morgan Chase 16.0

SunTrust 14.3

National City 13.2

Citigroup 7.9

Median 16.6%

1 Deposit weighted by county. Excludes deposits from branches with > $10bn of deposits. Based on June 30, 2007 data.

Regions

Morgan Keegan – Among the Largest Regional Full-Service Brokerage and Investment Banking Firms

378 Office Locations

Profile

1,256 financial advisors

378 offices in 19 states

$74 billion of customer assets

$77 billion of trust assets

$69 million assets per financial advisor

Recognition

Ranked #1 underwriter of municipal bonds in the Southeast

#11 book-running manager in U.S. ($8.6 billion, 445 issues)

6 analysts recognized as top-ranked stock pickers and earnings estimators in the U.S.

Regions

Morgan Keegan—Continued Growth with its Brokerage

and Investment Banking Services

Revenue Composition (2008)

Asset Mgmt Other Private

15% 6% Client

26%

Regions MK Trust 17%

Equity Fixed

Capital Income

Markets Capital

10% Markets

28%

Financial Performance

As of June 30, 2008

Revenue ($M) $1,300 $1,029 $678

2006

2007

1stH 2008

Pre-Tax Income ($M)

$262 $239

$110

2006 2007 1stH 2008

Regions

Second Quarter Financial Performance

Continuation of net interest margin pressure

Solid fee income

Exceeding merger cost save targets

Credit metrics deteriorating

Strengthening capital

Regions

Initiatives to Mitigate Risk

Exited subprime

Shut down Regions Funding Segmented CRE and Small Business

Shut down International Lending

Focused on centrally managing our Homebuilder portfolio

Proactive management of home equity exposure

Regions

Credit Quality Trends

1.80%

1.60%

1.40%

1.20%

1.00%

0.80%

0.60%

0.40%

0.20%

0.00%

0.62%

0.62%

0.90%

1.25%

1.65%

0.23%

0.35%

0.45%

0.53%

0.86%

0.22%

0.27%

0.37%

0.48%

0.44%

2Q07 3Q07 4Q07 1Q08 2Q08

? NPAs/Loans and OREO

? Delinquent Loans (90+ Past Due)

# Net Charge-Offs/Average Loans

Regions

Decline in Housing Market

Housing Units Sold in 000’s

950 900 850 800 750 700 650 600 550 500

Median New Home Price

$270,000 $260,000 $250,000 $240,000 $230,000 $220,000 $210,000 $200,000

J07 F07 M07 A07 M07 J07 J07 A07 S07 O07 N07 D07 J08 F08 M08 A08 M08 J08

New Home Sales Median New Home Price

Source: US Census Bureau Reports

REGIONS

Florida Housing declines by MSA


Pensacola
Fort Walton Beach
Tallahassee
Jacksonville
Panama City
Gainesville
Ocala
Daytona Beach
Lakeland/
Winter Haven
Orlando/
Kissimmee
Tampa/
St. Petersburg/
Clearwater
Melbourne/
Palm Bay
Titusville
Sarasota/
Bradenton/
Venice
Fort Pierce/
Port. St. Lucia
Punta Gorda
West Palm Beach/
Boca Raton
Fort Myers/
Cape Coral
Fort Lauderdale
Naples/
Marco Island
Miami
2Q07 – 2Q08 Sale Prices
Single Family Homes
YELLOW = < 10% Decline
ORANGE = 10% – 20% Decline
RED = > 20% Decline

Source: Florida Association of Realtors

Regions

Areas of Focus

Commercial Real Estate

Homebuilders

Condominiums

Home Equity

Regions

Residential Homebuilder Portfolio—$5.8 billion

Geographic Breakdown

2,400

1,800

1,200

600

0

Central Florida Midsouth Midwest Southwest Other

Accruing Non-accruing

1	Central consists of Alabama, Georgia, and South Carolina
2	Midsouth consists of North Carolina, Virginia and Tennessee
3	Midwest consists of Arkansas, Illinois, Indiana, Iowa, Kentucky, Missouri, and Texas
4	Southwest consists of Louisiana and Mississippi

As of June 30, 2008.

Regions

Action Plan — Residential Homebuilder

Increased Special Asset staffing levels

Established Distressed Loan Disposition program

Increased Credit Servicing programs

Homebuilder monthly reporting

Condo quarterly status reporting

Quarterly CRE Retail Portfolio Review

Centralized Homebuilder Portfolio Management

Tightened credit policy

CRE Lending and Credit Specialists

Regions

Residential Homebuilder Portfolio - $5.8 billion

$ in millions

Billions of dollars 19% Reduction

7.5

7

6.5

6

5.5

5

4th Quarter 2007 1st Quarter 2008 2nd Quarter 2008

Regions

Aggressive Condo Exposure Management

$ in millions

Reduction of 44% since the merger

2400

2200

2000

1800

1600

1400

1200

1000

Nov 06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08

(merger)

Regions

Example of a Home Equity ‘Value’ Charge-off

At Origination Today

Appraised Value $ 1,000,000 $ 600,000

Less: First Mortgage $ 600,000 $ 600,000

Equity Remaining $ 400,000 $ -

Less: Home Equity Loan $ 140,000 $ 140,000

Equity Remaining $ 260,000 $ (140,000)

Combined Loan-to-Value 74% 123%

If the first mortgage holder forecloses, there is no value left to satisfy our Home Equity loan. We must charge off our balance of $140,000.

Regions

nco% Home Equity Portfolio - $15.4 billion

5.0 2nd Lien

4.5

4.0

3.5

3.0

2.5

2.0 2nd Lien

1.5 1st Lien

1.0

0.50 1st Lien

Florida — All Other States - $Balances

(billions)

$5.4B $10B

Note: Bar height represents charge-off percentage and width represents ending balances as of June 30, 2008.

Regions

Action Plan — Home Equity

Florida home equity collections managed by a dedicated group

Collection calls start at Day 5 for Florida

Payment hardship tools available on regions.com

DVD sent to customers asking them to contact us

Select Florida branches calling high risk customers

Enhanced loss mitigation process

Regions

Capital Management

Strategy

Maintenance of strong capital levels commensurate with franchise profile and current operating environment Emphasis on risk-weighted (Tier 1) and tangible capital ratios Remain opportunistic with respect to new non-dilutive issuances

Recent Actions

Reduced dividend to preserve capital

Expected to add 65 bps/year

Issuances

Regions Financial — April 2008 - 8.875% Retail Enhanced Trust Preferred - $345 million

Regions Bank — May 2008 — 7.50% Subordinated Note — $750 million

Regions

Five Corporate-wide Strategic Initiatives

Leverage full depth of Morgan Keegan capabilities among all Lines of Business

Grow the emerging and mass affluent customer segment through a fully integrated approach

Increase core customer deposits to optimize the profitability of balance sheet growth

Enhance overall company productivity

Deliver reliable, consistent service quality across all Lines of Business to improve customer satisfaction and retention

New Revenue Initiative

New Efficiency and Effectiveness Initiative

Regions

Well Positioned Despite Challenging Environment

Growth driven by strategic initiatives

Relatively neutral balance sheet positioning

Strong Morgan Keegan contribution

Merger opportunities mitigate industry downturn, allow for increased operating leverage

Exceeding merger-related cost saves

Continued strong liquidity and capital ratios

Regions